POWERS OF ATTORNEY

      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert
R. Mullery, Janette Farragher and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Balanced Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/S/ JOSEPH S. DIMARTINO                             December 11, 2000
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Joseph S. DiMartino

/S/ DAVID P. FELDMAN                                December 11, 2000
--------------------------
David P. Feldman

/S/ JAMES F. HENRY                                  December 11, 2000
-------------------------------
James F. Henry

/S/ ROSALIND GERSTEN JACOBS                         December 11, 2000
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Rosalind Gersten Jacobs

/S/ PAUL A. MARKS                                   December 11, 2000
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Paul A. Marks

/S/ MARTIN PERETZ                                   December 11, 2000
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Martin Peretz

/S/ BERT W. WASSERMAN                               December 11, 2000
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Bert W. Wasserman








                             EXHIBIT A

                    Dreyfus A Bonds Plus, Inc.
                    Dreyfus Balanced Fund, Inc.
               Dreyfus Growth and Income Fund, Inc.
               Dreyfus Growth Opportunity Fund, Inc.
              Dreyfus Institutional Money Market Fund
                -     Government Securities Series
                -     Money Market Series
                                 Dreyfus International Funds, Inc.
                -     Dreyfus International Growth Fund
                -     Dreyfus Emerging Markets Fund
                              Dreyfus Money Market Instruments, Inc.
                -     Government Securities Series
                -     Money Market Series
                                Dreyfus Premier Equity Funds, Inc.
                -     Dreyfus Premier Aggressive Growth Fund
                -     Dreyfus Premier Emerging Markets Fund
                -     Dreyfus Premier Growth and Income Fund
                                 Dreyfus Variable Investment Fund
                -     Appreciation Portfolio
                -     Balanced Fund
                -     Disciplined Stock Portfolio
                -     Growth and Income Portfolio
                -     International Equity Portfolio
                -     International Value Portfolio
                -     Limited Term High Income Portfolio
                -     Money Market Portfolio
                -     Quality Bond Portfolio
                -     Small Cap Portfolio
                -     Small Company Stock Portfolio
                -     Special Value Portfolio
                      Zero Coupon 2000 Portfolio



                         POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John B. Hammalian, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/S/ STEPHEN E. CANTER                          November 15, 2001
---------------------
Stephen E. Canter
President


/S/ JAMES WINDELS                         November 15, 2001
-----------------
James Windels
Treasurer






                             EXHIBIT A


1)      Dreyfus A Bonds Plus, Inc.
2)      Dreyfus Appreciation Fund, Inc.
3)      Dreyfus Balanced Fund, Inc.
4)      Dreyfus BASIC GNMA Fund
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Government Money Market Fund
8)      Dreyfus California Intermediate Municipal Bond Fund
9)      Dreyfus California Tax Exempt Bond Fund, Inc.
10)     Dreyfus California Tax Exempt Money Market Fund
11)     Dreyfus Cash Management
12)     Dreyfus Cash Management Plus, Inc.
13)     Dreyfus Connecticut Intermediate Municipal Bond Fund
14)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)     Dreyfus Florida Intermediate Municipal Bond Fund
16)     Dreyfus Florida Municipal Money Market Fund
17)     Dreyfus Founders Funds, Inc.
18)     The Dreyfus Fund Incorporated
19)     Dreyfus GNMA Fund, Inc.
20)     Dreyfus Government Cash Management Funds
21)     Dreyfus Growth and Income Fund, Inc.
22)     Dreyfus Growth and Value Funds, Inc.
23)     Dreyfus Growth Opportunity Fund, Inc.
24)     Dreyfus Index Funds, Inc.
25)     Dreyfus Institutional Money Market Fund
26)     Dreyfus Institutional Preferred Money Market Fund
27)     Dreyfus Institutional Short Term Treasury Fund
28)     Dreyfus Insured Municipal Bond Fund, Inc.
29)     Dreyfus Intermediate Municipal Bond Fund, Inc.
30)     Dreyfus International Funds, Inc.
31)     Dreyfus Investment Grade Bond Funds, Inc.
32)     Dreyfus Investment Portfolios
33)     The Dreyfus/Laurel Funds, Inc.
34)     The Dreyfus/Laurel Funds Trust
35)     The Dreyfus/Laurel Tax-Free Municipal Funds
36)     Dreyfus LifeTime Portfolios, Inc.
37)     Dreyfus Liquid Assets, Inc.
38)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
39)     Dreyfus Massachusetts Municipal Money Market Fund
40)     Dreyfus Massachusetts Tax Exempt Bond Fund
41)     Dreyfus MidCap Index Fund
42)     Dreyfus Money Market Instruments, Inc.
43)     Dreyfus Municipal Bond Fund, Inc.
44)     Dreyfus Municipal Cash Management Plus
45)     Dreyfus Municipal Money Market Fund, Inc.
46)     Dreyfus New Jersey Intermediate Municipal Bond Fund
47)     Dreyfus New Jersey Municipal Bond Fund, Inc.
48)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
49)     Dreyfus New Leaders Fund, Inc.
50)     Dreyfus New York Municipal Cash Management
51)     Dreyfus New York Tax Exempt Bond Fund, Inc.
52)     Dreyfus New York Tax Exempt Intermediate Bond Fund
53)     Dreyfus New York Tax Exempt Money Market Fund
54)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
55)     Dreyfus Pennsylvania Municipal Money Market Fund
56)     Dreyfus Premier California Municipal Bond Fund
57)     Dreyfus Premier Equity Funds, Inc.
58)     Dreyfus Premier Fixed Income Funds
59)     Dreyfus Premier GNMA Fund
60)     Dreyfus Premier International Funds, Inc.
61)     Dreyfus Premier Municipal Bond Fund
62)     Dreyfus Premier New York Municipal Bond Fund
63)     Dreyfus Premier Opportunity Funds
64)     Dreyfus Premier State Municipal Bond Fund
65)     Dreyfus Premier Third Century Fund, Inc.
66)     Dreyfus Premier Value Equity Funds
67)     Dreyfus Premier Worldwide Growth Fund, Inc.
68)     Dreyfus Short-Intermediate Government Fund
69)     Dreyfus Short-Intermediate Municipal Bond Fund
70)     The Dreyfus Socially Responsible Growth Fund, Inc.
71)     Dreyfus Stock Index Fund
72)     Dreyfus Tax Exempt Cash Management
73)     The Dreyfus Premier Third Century Fund, Inc.
74)     Dreyfus Treasury Cash Management
75)     Dreyfus Treasury Prime Cash Management
76)     Dreyfus U.S. Treasury Intermediate Term Fund
77)     Dreyfus U.S. Treasury Long Term Fund
78)     Dreyfus 100% U.S. Treasury Money Market Fund
79)     Dreyfus Variable Investment Fund
80)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)     General California Municipal Bond Fund, Inc.
82)     General California Municipal Money Market Fund
83)     General Government Securities Money Market Funds, Inc.
84)     General Money Market Fund, Inc.
85)     General Municipal Bond Fund, Inc.
86)     General Municipal Money Market Funds, Inc.
87)     General New York Municipal Bond Fund, Inc.
88)     General New York Municipal Money Market Fund
89)     MPAM Funds Trust